UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2025 (March 5, 2025)

Lipella Pharmaceuticals Inc.

(Exact name of registrant as specified in its charter)

Delaware	005-93847	20-2388040
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7800 Susquehanna St., Suite 505 Pittsburgh, PA	15208
(Address of registrant’s principal executive office)	(Zip code)

Registrant’s telephone number, including area code: (412) 894-1853

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	LIPO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed in the Current Reports on Form 8-K filed by Lipella Pharmaceuticals Inc. (the “Company”) with the U.S. Securities and Exchange Commission (the “SEC”) on December 30, 2024, January 6, 2025 and March 3, 2025 (collectively, the “Prior Form 8-Ks”), the Company sold an aggregate of 63,855 shares of Series B non-voting convertible preferred stock, par value $0.0001 per share, of the Company (the “Series B Preferred Stock”) to certain investors for a purchase price of $100 per share in connection with closings (collectively, the “Prior Closings”) of a best efforts private placement offering of up to $6,000,000 of shares of Series B Preferred Stock (the “Offering”) (subject to a $1,200,000 over-allotment option (the “Over-allotment Option”)), with Spartan Capital Securities, LLC (“Spartan”) providing placement agent and consulting services in connection therewith.

Fourth Closing of the Offering

On March 5, 2025, in connection with a subsequent closing of the Offering (collectively, the “Fourth Closing”), the Company formally entered into subscription agreements (the “Subscription Agreements”) with investors (the “Fourth Closing Investors”), pursuant to which the Company issued and sold to the Fourth Closing Investors an aggregate of 7,260 shares of Series B Preferred Stock and received gross proceeds of $726,000 from shares of Series B Preferred Stock sold pursuant to Spartan’s partial exercise of the Over-allotment Option. Such shares of Series B Preferred Stock are convertible into an aggregate of 289,241 shares of common stock, par value $0.0001 per share, of the Company (the “Common Stock”) at a conversion price of $2.51 per share, subject to customary adjustments, which is equal to the Minimum Price (as defined in Rule 5635(d)(1)(A) of The Nasdaq Stock Market LLC) immediately prior to the execution of the applicable Subscription Agreements. Other than the conversion price for such shares of Series B Preferred Stock, the Subscription Agreements between the Company and each Fourth Closing Investor are nearly identical to the subscription agreements that were executed in connection with the Prior Closings. The Company received net proceeds of $602,580 in connection with the Fourth Closing and currently intends to use all proceeds raised in the Offering for working capital and general corporate purposes. In connection with the Fourth Closing, the Company and each Fourth Closing Investor also entered into a registration rights agreement (a “Registration Rights Agreement”), which is nearly identical to the registration rights agreements executed in connection with the Prior Closings. For additional details regarding the terms of the Subscription Agreements and Registration Rights Agreements, please see the Prior Form 8-Ks and the applicable exhibits filed therewith.

In connection with the Fourth Closing and in accordance with the Spartan Agreements (as defined in the Prior Form 8-Ks), the Company paid Spartan an aggregate of $123,420 in placement agent and consulting fees and issued to Spartan and its designee (i) an aggregate of 84,700 shares of the Company’s Series C voting convertible preferred stock, par value $0.0001 per share (the “Series C Preferred Stock”), and (ii) placement agent warrants (the “Placement Agent Warrants”) to purchase up to 28,924 shares of Common Stock. Other than the holders, the number of shares and expiration date, the Placement Agent Warrants are nearly identical to the placement agent warrants issued to Spartan in connection with the Prior Closings. Also in connection with the Fourth Closing, pursuant to that certain irrevocable proxy and power of attorney between Spartan and Jonathan Kaufman, Chief Executive Officer of the Company (the “Irrevocable Proxy”), Spartan agreed to grant to Dr. Kaufman all voting power over and power of attorney with respect to all such shares of Series C Preferred Stock, and all shares of Common Stock issuable upon conversion of such shares or exercise of the Placement Agent Warrants, issued or issuable to Spartan or its Attribution Parties (as defined in the Irrevocable Proxy) in connection with the Fourth Closing. For additional details regarding the terms of the Irrevocable Proxy, such shares of Series C Preferred Stock and the Placement Agent Warrants, please see the Prior Form 8-Ks and the applicable exhibits filed therewith.

Such shares of Series B Preferred Stock were offered and sold to the Fourth Closing Investors, and such Placement Agent Warrants and shares of Series C Preferred Stock were issued to Spartan and its designee, as applicable, pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), provided in Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder. In connection with the offer, sale and/or issuance of such securities, the Company relied on the written representations of the Fourth Closing Investors, Spartan and its designee, as applicable, that they were each an “accredited investor” as defined in Rule 501(a) of Regulation D. In addition, neither the Company nor anyone acting on its behalf offered or sold such securities by any form of general solicitation or general advertising.

The foregoing descriptions of the Irrevocable Proxy and each of the forms of Subscription Agreement, Registration Rights Agreement and Placement Agent Warrant do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements. The forms of Subscription Agreement, Registration Rights Agreement and Placement Agent Warrant were filed as Exhibits 10.2, 10.3, and 4.1, respectively, to the Prior Form 8-Ks and are incorporated herein by reference. The Irrevocable Proxy reflecting the additional securities issued to Spartan and its designee in connection with the Fourth Closing is filed as Exhibit 10.1 to this Current Report on Form 8-K (this “Form 8-K”).

This Form 8-K contains forward-looking statements. Forward-looking statements include, but are not limited to, statements that express the Company’s intentions, beliefs, expectations, strategies, predictions or any other statements related to the Company’s future activities, or future events or conditions, including without limitation, the Company’s intended use of the proceeds raised from the Offering, the Company’s ability to file the applicable Registration Statements (as defined in the Registration Rights Agreements) and have them declared effective by the SEC, or the Company’s and/or Spartan’s ability to continue the Offering in the event that the Over-allotment Option is fully exercised or consummate the Mirror Offering. These statements are based on current expectations, estimates and projections about the Company’s business based, in part, on assumptions made by its management. These statements are not guarantees of future performances and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors, including those risks discussed in the Company’s Annual Report on Form 10-K and other reports and documents that the Company files from time to time with the SEC. Any forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date of this Form 8-K, except as required by law.

Item 3.02	Unregistered Sales of Equity Securities.

The applicable disclosure contained in Item 1.01 of this Form 8-K is incorporated by reference in this Item 3.02.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Form of Placement Agent Warrant (filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K, filed with the SEC on December 30, 2024 and incorporated by reference herein).
10.1	Irrevocable Proxy and Power of Attorney.
10.2	Form of Subscription Agreement (filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed with the SEC on December 30, 2024 and incorporated by reference herein).
10.3	Form of Registration Rights Agreement (filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K, filed with the SEC on December 30, 2024 and incorporated by reference herein).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 11, 2025	Lipella Pharmaceuticals Inc.

	By:	/s/ Jonathan Kaufman
Name: Jonathan Kaufman Title: Chief Executive Officer